DUPLICATE

Number: BC0762104

BRITISH COLUMBIA
The Best Place on Earth

CERTIFICATE
OF
CHANGE OF NAME

BUSINESS CORPORATIONS ACT

I Hereby Certify that DEAL CAPITAL LTD. changed its name to ANIMAS RESOURCES LTD. on July 4, 2007 at 08:55 AM Pacific Time.

Issued under my hand at Victoria, British Columbia
On July 4, 2007

RON TOWNSHEND
Registrar of Companies
Province of British Columbia
Canada

BRITISH COLUMBIA
The Best Place on Earth

Ministry of Finance
BC Registry Services

Mailing Address:
PO BOX 9431 Stn Prov Govt.
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard St.
Victoria BC
250 356-8626

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: July 4, 2007 08:55 AM Pacific Time

Incorporation Number: **BC0762104**

Recognition Date and Time: Incorporated on June 29, 2006 08:07 AM Pacific Time

NOTICE OF ARTICLES

Name of Company:

ANIMAS RESOURCES LTD.

REGISTERED OFFICE INFORMATION

Mailing Address:
1100 - 888 DUNSMUIR STREET
VANCOUVER BC V6C 3K4
CANADA

Delivery Address:
1100 - 888 DUNSMUIR STREET
VANCOUVER BC V6C 3K4
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
1100 - 888 DUNSMUIR STREET
VANCOUVER BC V6C 3K4
CANADA

Delivery Address:
1100 - 888 DUNSMUIR STREET
VANCOUVER BC V6C 3K4
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Morgan, Kenneth

Mailing Address:
236 - 2906 WEST BROADWAY
VANCOUVER BC V6K 2G8
CANADA

Delivery Address:
236 - 2906 WEST BROADWAY
VANCOUVER BC V6K 2G8
CANADA

Last Name, First Name, Middle Name:
Wong, Winnie

Mailing Address:
4486 WEST 4TH AVENUE
VANCOUVER BC V6R 1R1
CANADA

Delivery Address:
4486 WEST 4TH AVENUE
VANCOUVER BC V6R 1R1
CANADA

Last Name, First Name, Middle Name:
Brown, Mark

Mailing Address:
3621 WEST 20TH AVENUE
VANCOUVER BC V6S 1E9
CANADA

Delivery Address:
3621 WEST 20TH AVENUE
VANCOUVER BC V6S 1E9
CANADA

Last Name, First Name, Middle Name:
Sinclair, Alastair

Mailing Address:
2972 WEST 44TH AVENUE
VANCOUVER BC V6N 3K4
CANADA

Delivery Address:
2972 WEST 44TH AVENUE
VANCOUVER BC V6N 3K4
CANADA

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value Without Special Rights or Restrictions attached